Exhibit 4(g)(i)


                              CERTIFICATE OF TRUST
                                       OF
                             SWEPCO CAPITAL TRUST I

       THIS CERTIFICATE OF TRUST OF SWEPCo Capital Trust I (the "Trust") is being duly executed and filed by The Bank of New York, a New York banking corporation, The Bank of New York (Delaware), a Delaware banking corporation, Jeffrey D. Cross and Geoffrey S. Chatas, each an individual, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C.
Section 3801 et seq.) (the "Act").

1.     NAME. The name of the statutory trust formed hereby is SWEPCo Capital
Trust I.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware are The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

3.     EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

       IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                        THE BANK OF NEW YORK,
                                        as Trustee


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        THE BANK OF NEW YORK (DELAWARE),
                                        as Delaware Trustee


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        ---------------------------------------,
                                        Jeffrey D. Cross, as Trustee


                                        ---------------------------------------,
                                        Geoffrey S. Chatas, as Trustee